Fourth Quarter 2012 Earnings Conference Call February 28, 2013 Exhibit 99.1 © 2013 Oldemark LLC

© 2013 Oldemark LLC JOHN BARKER Chief Communications Officer 2

Today’s Agenda Opening Comments Emil Brolick Financial Update Steve Hare CEO Overview Emil Brolick Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on February 28,
2013 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA, and adjusted earnings per share. Adjusted EBITDA and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on February 28, 2013 and posted on
www.aboutwendys.com.
Forward-Looking Statements and Non-GAAP Financial Measures

EMIL BROLICK President & CEO 5 © 2013 Oldemark LLC

FY Adjusted EBITDA* $333.3 mil vs. $331.1 mil
Q4 Adjusted EBITDA*   $ 95.9 mil vs. $  80.9 mil
FY Adjusted EPS* $0.17 vs. $0.15
FY SSS 1.6%             vs.      2.0%
Q4 SSS (0.2)%           vs. 5.1%
2012 and Fourth-Quarter Highlights
6
2012 2011
*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix.
Doubled Quarterly Dividend Rate in Q4 2012: $0.04 per share

Core Organic
Growth
Strategies
Shareholder
Value-Enhancing
Initiatives
Image / Experience Activation
Restaurant Ownership
Optimization
Financial Management
Global Growth
Global Growth
Restaurant Utilization
& Daypart Expansion
New Restaurant Development
North America Same-Store Sales Growth

PRICE
New QSR Quality at QSR Price
PRODUCT
Play a different game … Superior
perceived quality, competitive price
PEOPLE
5-Star Performers
PERFORMANCE
Keeping the brand promise
PROMOTION
Strategically driven, tactically brilliant
PLACE
The complete brand experience

Enabling Profitable Growth
THE RECIPE TO WIN

Product / Price Segmentation Core and LTO Innovation Value Menu High Low 9

10 Right Price, Right Size

Innovation: Premium Limited-Time Offerings 11 New QSR Quality at a QSR Price

Image Activation Update 12 2011: 10 company prototypes 2012: 48 company Tier I reimages Reimages averaging +25% sales growth

2013 Company Image Activation 13 Estimates based on Company’s current outlook. 32 Tier II Remodels in 2013 20 Tier III Remodels in 2013 Tier II Tier III

Image Activation Multi-Year Growth Plan
Image Activation Multi-Year Growth Plan

Cumulative
IA Restaurants
10 76 301 766 1,331
Image Activation Progress by Year-End 2015:
Note: New Company restaurants were Image Activation building design beginning in 2012; 2 of 45 new Franchise restaurants were
Image Activation in 2012. Estimates based on Company’s current outlook.
10
48
100
200 200
100
200
300
20
16
25
69
45
40
40
40
2011 2012 2013 2014
Fr. New
Co. New
Fr. Reimage
Co. Reimage
25
25
50% of Company restaurants
1 out of 5 of the Wendy’s  System restaurants
2015

STEVE HARE Chief Financial Officer 15 © 2013 Oldemark LLC

Q4 2012 Financial Summary

Q4 2012 Q4 2011
Better/
(Worse)
Sales 554.0 $      538.5 $      15.5 $
Franchise revenues 75.9            76.5            (0.6)
   Total revenues 629.9 $      615.0 $      14.9 $
growth rate 2.4%
Adjusted EBITDA from continuing operations* 95.9 $        80.9 $        15.0 $
Adjusted EPS* 0.09 $        0.04 $        0.05 $
(Unaudited)
($ in millions except per share amounts)
*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix.
*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix.

FY 2012 Highlights 17 2012 North America Same-Store Sales 1-Year 2-Year 2012 Company Restaurant Margin 2012 14.0% 2011 14.0% Franchise 1.6% 3.5% 3.6% Company-Operated 1.6%

FY 2012 Financial Summary
18

2012 2011
Better/
(Worse)
Sales 2,198.3 $   2,126.6 $   71.7 $
Franchise revenues 306.9         304.8         2.1
   Total revenues 2,505.2 $   2,431.4 $   73.8 $
growth rate 3.0%
Adjusted EBITDA from continuing operations* 333.3 $      331.1 $      2.2 $
Adjusted EPS* 0.17 $        0.15 $        0.02 $
($ in millions except per share amounts)
*See reconciliation of Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix.

Income from Continuing Operations and Special Items
20
(Unaudited)
($ in Thousands, Except per Share Amounts)
Per share Per share Per share Per share
Adjusted income and adjusted earnings per share from continuing operations 33,629 $         0.09 $  16,425 $         0.04 $  65,316 $         0.17 $  62,080 $         0.15 $
(Less) plus:
Loss on early extinguishment of debt -                      -          -                      -          (46,547)           (0.12)    -                      -
Facilities relocation costs and other transactions (8,311)             (0.02)    (9,288)             (0.02)    (25,349)           (0.07)    (28,514)           (0.07)
Gain on sale of investment, net -                      -          -                      -          17,978            0.05     -                      -
Impairment of long-lived assets (8,216)             (0.02)    (2,847)             (0.01)    (13,017)           (0.04)    (7,936)             (0.02)
Benefits of prior years' tax matters 5,439              0.01     -                      -          7,620              0.02     -                      -
Dividend from Arby's 2,868              0.01     -                      -          2,868              0.01     -                      -
Costs associated with closed restaurants in other operating expense, net -                      -          -                      -          (911)               (0.00)    -                      -
Arby's indirect corporate overhead in general and administrative (G&A) -                      -          -                      -          -                      -          (9,140)             (0.02)
SSG purchasing cooperative expenses in G&A -                      -          -                      -          -                      -          1,422              0.00
   Total adjustments (8,220)             (0.02)    (12,135)           (0.03)    (57,358)           (0.15)    (44,168)           (0.11)
Income from continuing operations 25,409            0.07     4,290              0.01     7,958              0.02     17,912            0.04
Net income (loss) from discontinued operations 979                0.00     (306)               (0.00)    1,509              0.00     (8,037)             (0.02)
Net income 26,388            0.07     3,984              0.01     9,467              0.02     9,875              0.02
Net income attributable to noncontrolling interests -                      -          -                      -          (2,384)             (0.00)    -                      -
Net income and earnings per share attributable to The Wendy's Company 26,388 $         0.07 $  3,984 $           0.01 $  7,083 $           0.02 $  9,875 $           0.02 $
2012 2011 2012 2011
Three Months Twelve Months
*See reconciliation of Adjusted EPS in the appendix. 19

FY 2012 Cash Flow Highlights

2012 IA Cap Ex
Image Activation - New             $27
Image Activation - Reimages     45
Total Image Activation              $72
($ in millions)
Cash flow from operations 190.4 $
Capital expenditures 197.6
Beginning cash balance 475.2 $
Change in cash (21.8)
Ending cash balance 453.4 $
2012

Selected Balance Sheet Highlights

($ in millions)
Cash 453 $
Senior Debt 1,425 $
Capital Leases and Other Debt 33
Total Debt 1,458 $
2012 Adjusted EBITDA* 333 $
Total Debt / 2012 Adjusted EBITDA* 4.4x
Net Debt / 2012 Adjusted EBITDA* 3.0x
Dec. 30, 2012
*See reconciliation of Adjusted EBITDA from continuing operations in the appendix.
21 *See reconciliation of Adjusted EBITDA from continuing operations in the appendix.

•
SSS +2% to 3%
•
Traffic and check growth from core business: new products, marketing, operations
•
Image Activation benefit, offset by fewer breakfast restaurants
•
Commodities +90 to 120 bps
•
Increases in beef and chicken, partially offset by cost-savings initiatives
•
Renewable Fuel Standard diverting more than 40% of U.S. corn crop to gasoline production
•
Company-Operated Restaurant Margin 14.2% to 14.5% (+20 to 50 bps from
14.0% in 2012)
•
Sales leverage, Image Activation impact, discontinuation of breakfast at certain restaurants and cost savings initiatives
•
Adj. EBITDA $350 to $360 million, +5% to 8% vs. $333.3 million in 2012
•
Adj. EPS $0.18 to $0.20, +6% to 18% vs. $0.17 in 2012
2013 Outlook
22 Estimates based on Company’s current outlook.

•
2013: Higher Adjusted EBITDA growth in Q1, lower growth in Q4
Factors Affecting 2013 Outlook vs. 2012
23
•
Unusually soft results in Q1 2012, but expect Q1 2013 Adjusted
EBITDA more in line with historical trends
•
Expect $10 million of Image Activation incentives will increase Q4
2013 G&A expense
Q1 Q2 Q3 Q4 2012
SSS 0.8% 3.2% 2.7% -0.2% 1.6%
Adj. EBITDA* $63.9 $89.1 $84.5 $95.9 $333.3
2012 SSS and Adjusted EBITDA*
*See reconciliation of Q4 2012 and 2012 Adjusted EBITDA from continuing operations and Adjusted EPS in the appendix. *See reconciliation of Q4 2012 and 2012 Adjusted EBITDA from continuing operations in the appendix.

2013 Image Activation Outlook

Q1 Q2 Q3 Q4 2013
Co. 6 35 37 22 100
Fran. 100
Total 200
Image Activation Quarterly Reopenings Company Image Activation Plan
Estimates based on Company’s current outlook
Estimates based on Company’s current outlook.
Scrape &
Rebuilds
Tier I
Reimages
Tier II
Reimages
Tier III
Reimages
28
20
32
20

2013 New Restaurant Development

Expect 120 to 130 New System Restaurants in 2013
Company Franchise                      Global
Note: New restaurant numbers represent the midpoint of the expected range; Estimates based on Company’s current outlook.
2013 New Restaurants
25
40
60
2013 Expected Closures
N.A. Company: 20 to 30
N.A. Franchise: 90 to 100
Global: 15 to 20

2013 Capital Expenditures

Restaurant Equipment & Maintenance $40
Product Dev./Equipment Upgrades/Other 20
Technology/POS 40
Base Cap Ex 100
New Restaurants 50
Reimages 95
Image Activation Cap Ex 145
Total Projected Cap Ex $245
2012
Cap Ex
$198 mil
Estimates based on Company’s current outlook
Estimates based on Company’s current outlook.

Strong Free Cash Flow & Balance Sheet

Accelerating Investment in
Image Activation:
Expect $440 to $500 million
2013 to 2015
Return Capital to Shareholders
Estimates based on Company’s current outlook.
$100 million share
repurchase program
authorized through
12/29/13
100% increase in
quarterly dividend
rate effective
Q4 2012
Core Growth Priority

2013 and Long-Term Earnings Outlook

Adjusted EBITDA:
$350 to $360 million
Adjusted EPS:
$0.18 to $0.20
Average annual
Adjusted EBITDA
and Adjusted EPS
growth rates in
high-single-digit to
low-double-digit
range
2013 Long-Term
Estimates based on Company’s current outlook 28
Estimates based on Company’s current outlook.

EMIL BROLICK President & CEO 29 © 2013 Oldemark LLC

A Total Brand Transformation 30

JOHN BARKER Chief Communications Officer 31 © 2013 Oldemark LLC

2013 Events
March 13: Bank of America Merrill Lynch Consumer Conference
March 14: UBS Global Consumer Conference
April 3-5: Morgan Stanley Retail Conference
May 8: Q1 2013 Earnings Release
May 23: Annual Shareholder Meeting
Investor Relations Calendar

Q&A 33

Appendix 34

Reconciliation of Adjusted EBITDA from Continuing Operations to Net Income Attributable to The Wendy’s Company

35
(Unaudited)
($ in Thousands)
2012 2011 2012 2011
Adjusted EBITDA from continuing operations 95,883 $    80,870 $    333,328 $   331,055 $
(Less) plus:
Depreciation and amortization (36,840)      (32,020)      (146,976)     (122,992)
Impairment of long-lived assets (13,316)      (4,621)        (21,097)       (12,883)
Costs associated with closed restaurants in other operating
      expense, net
-                   -                   (1,477)          -
Facilities relocation costs and other transactions (13,470)      (14,949)      (41,031)       (45,711)
Arby's indirect corporate overhead in general and
      administrative (G&A)
-                   -                   -                     (14,623)
SSG purchasing cooperative expense reversal in G&A -                   -                   -                     2,275
Operating profit 32,257       29,280       122,747      137,121
Interest expense (20,801)      (28,195)      (98,604)       (114,110)
Loss on early extinguishment of debt -                   -                   (75,076)       -
Investment income, net 6,786          296             36,243         484
Other, net 551             239             1,565           945
Income (loss) from continuing operations before
     income taxes and noncontrolling interests
18,793       1,620          (13,125)       24,440
Benefit from (provision for) income taxes 6,616          2,670          21,083         (6,528)
Income from continuing operations 25,409       4,290          7,958           17,912
Discontinued operations:
Income (loss) from discontinued operations, net of income taxes 1,167          (356)            1,951           762
(Loss) income on disposal of discontinued operations, net of income taxes (188)            50               (442)             (8,799)
Net income (loss) from discontinued operations 979             (306)            1,509           (8,037)
Net income 26,388       3,984          9,467           9,875
Net income attributable to noncontrolling interests -                   -                   (2,384)          -
Net income attributable to The Wendy's Company
26,388 $    3,984 $      7,083 $        9,875 $
Three Months Twelve Months

Reconciliation of Adjusted Income and Adjusted Earnings Per Share
from Continuing Operations to Net Income and Earnings Per Share
Attributable to The Wendy’s Company
36
(Unaudited)
($ in Thousands, Except per Share Amounts)
Per share Per share Per share Per share
Adjusted income and adjusted earnings per share from continuing operations 33,629 $        0.09 $ 16,425 $        0.04 $ 65,316 $        0.17 $ 62,080 $        0.15 $
(Less) plus:
Loss on early extinguishment of debt - - - - (46,547) (0.12) - -
Facilities relocation costs and other transactions (8,311) (0.02) (9,288) (0.02) (25,349) (0.07) (28,514) (0.07)
Gain on sale of investment, net - - - - 17,978 0.05 - -
Impairment of long-lived assets (8,216) (0.02) (2,847) (0.01) (13,017) (0.04) (7,936) (0.02)
Benefits of prior years' tax matters 5,439 0.01 - - 7,620 0.02 - -
Dividend from Arby's 2,868 0.01 - - 2,868 0.01 - -
Costs associated with closed restaurants in other operating expense, net - - - - (911) (0.00) - -
Arby's indirect corporate overhead in general and administrative (G&A) - - - - - - (9,140) (0.02)
SSG purchasing cooperative expenses in G&A - - - - - - 1,422 0.00
Total adjustments (8,220) (0.02) (12,135) (0.03) (57,358) (0.15) (44,168) (0.11)
Income from continuing operations 25,409 0.07 4,290 0.01 7,958 0.02 17,912 0.04
Net income (loss) from discontinued operations 979 0.00 (306) (0.00) 1,509 0.00 (8,037) (0.02)
Net income 26,388 0.07 3,984 0.01 9,467 0.02 9,875 0.02
Net income attributable to noncontrolling interests - - - - (2,384) (0.00) - -
Net income and earnings per share attributable to The Wendy's Company 26,388 $        0.07 $ 3,984 $          0.01 $ 7,083 $          0.02 $ 9,875 $          0.02 $
2012 2011 2012 2011
Reconciliation of Adjusted Income and Adjusted Earnings Per Share from Continuing Operations to Net Income and Earnings Per Share Attributable to The Wendy's Company
(In Thousands Except Per Share Amounts)
(Unaudited)
Three Months Twelve Months